UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2015

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on March 12, 2015 for the event dated March 6, 2015, to include the historical financial statements and pro forma financial information required by Item 9.01 (a) and (b).
(a) Financial Statements of Businesses Acquired.
The financial statements of PIM Highland Holding LLC required to be disclosed under Item 9.01(a) of Form 8-K are included in Amendment No. 1 to Form 10-K filed by Ashford Hospitality Trust, Inc. (the "Company") on March 31, 2015, and incorporated herein by reference.
(b) Pro Forma Financial Information.
The pro forma financial information required to be disclosed under Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1.
(d) Exhibits
Exhibit
Number     Exhibit Description

99.1	Pro Forma Financial Information of the Company.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 15, 2015
ASHFORD HOSPITALITY TRUST, INC.
By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel